                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant                     /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     THE HYPERION TOTAL RETURN FUND, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                      THE HYPERION TOTAL RETURN FUND, INC.

                520 Madison Avenue  o  New York, New York 10022

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                                                                January 29, 1996

To the Stockholders:

     The Annual Meeting of Stockholders of The Hyperion Total Return Fund, Inc. (the 'Fund') will be held at The Drake Hotel, 440 Park Avenue at 56th Street, New York, New York 10022, on Tuesday, April 16, 1996, at 9:00 a.m., for the following purposes:

          1. To elect directors (Proposal 1).

          2. To ratify or reject the selection of Deloitte & Touche LLP as the independent auditors of the Fund for the fiscal year ending November 30, 1996 (Proposal 2).

          3. To transact any other business that may properly come before the meeting.

     The close of business on January 19, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Directors,

                                          Patricia A. Sloan
                                          Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. THE MEETING OF STOCKHOLDERS OF THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

     3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                    VALID SIGNATURE
----------------------------------------  ----------------------------
Corporate Accounts
      (1) ABC Corp......................  ABC Corp.
      (2) ABC Corp......................  John Doe, Treasurer
      (3) ABC Corp.
          c/o John Doe, Treasurer.......  John Doe
      (4) ABC Corp. Profit Sharing
          Plan..........................  John Doe, Trustee
Trust Accounts
      (1) ABC Trust.....................  John B. Doe, Trustee
      (2) Jane B. Doe, Trustee
           u/t/d 12/28/78...............  Jane B. Doe
Custodial or Estate Accounts
      (1) John B. Smith, Cust.
          f/b/o John B. Smith, Jr.
          UGMA..........................  John B. Smith
      (2) John B. Smith.................  John B. Smith, Jr., Executor

                      THE HYPERION TOTAL RETURN FUND, INC.

                520 Madison Avenue  o  New York, New York 10022

                            ------------------------
                                PROXY STATEMENT
                            ------------------------

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Hyperion Total Return Fund, Inc. (the 'Fund') of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at The Drake Hotel, 440 Park Avenue at 56th Street, New York, New York 10022, at 9:00 a.m. on Tuesday, April 16, 1996 (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about January 29, 1996. Stockholders who execute proxies retain the right to revoke them by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of the three nominees for director, and FOR the ratification of the selection of Deloitte & Touche LLP as the independent auditors of the Fund for the fiscal year ending November 30, 1996. The close of business on January 19, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Each stockholder is entitled to one vote for each share held. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matters submitted to stockholders for a vote. Broker non-votes will not be counted for purposes of determining the presence of a quorum or determining whether a proposal has been approved. On the record date there were 24,781,615 shares outstanding.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     The Fund's Articles of Incorporation provide that the Fund's Board of Directors shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present directors in each class expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 1997; Class II, 1998; and Class III, 1996. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being of that same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The terms of Lewis S. Ranieri, Leo M. Walsh, Jr. and Patricia A. Sloan, the members of Class III, currently serving on the Board of Directors, expire at this year's Annual Meeting. The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to so vote) for the re-election of Mr. Ranieri, Mr. Walsh and Ms. Sloan. Each nominee has indicated that he or she will serve if elected, but if any nominee should be unable to serve, the proxy or proxies will be voted for any other person or persons, as the case may be, determined by the persons named in the proxy in accordance with their judgment.

     As described above, there are three nominees for election to the Board of Directors at this time. Proxies cannot be voted for a greater number of persons than the three nominees currently proposed to serve on the Board of Directors.

     The following table provides information concerning each of the seven members and nominees of the Board of Directors of the Fund:

                                                                                                      SHARES OF
                                                                                                    COMMON STOCK
                                                                                                    BENEFICIALLY
                                                                                                   OWNED DIRECTLY
                                                 PRINCIPAL OCCUPATION                             OR INDIRECTLY, ON
          NAME AND OFFICE                      DURING PAST FIVE YEARS,               DIRECTOR       NOVEMBER 30,
           WITH THE FUND                     OTHER DIRECTORSHIPS AND AGE              SINCE           1995(**)
-----------------------------------  --------------------------------------------   ----------    -----------------
CLASS III NOMINEES TO SERVE UNTIL 1999 ANNUAL MEETING OF STOCKHOLDERS:
  Lewis S. Ranieri* ...............  Chairman and Chief Executive Officer of         June 1989              0
     Chairman of the Board             Ranieri & Co., Inc. (since 1988); in ad-
                                       dition, President of LSR Hyperion Corp., a
                                       general partner of the limited partnership
                                       that is the general partner of Hyperion
                                       Partners L.P. ('Hyperion Partners') (since
                                       1988). Director and Chairman of the Board
                                       of Hyperion Capital Management, Inc.
                                       (since 1989); Chairman of the Board and/or
                                       Director of several investment companies
                                       advised by Hyperion Capital Management,
                                       Inc. (since 1989) Chairman of Bank United
                                       of Texas FSB (since 1988) and Hyperion
                                       Credit Services Corp. (since 1992);
                                       Director and President of Hyperion Funding
                                       1993 Corp., the general partner of the
                                       limited partnership that is the general
                                       partnership that is the general partner of
                                       Hyperion 1993 Fund L.P.; and also Chairman
                                       and President of various other direct and
                                       indirect subsidiaries of Hyperion Partners
                                       (since 1988); Director of Equitable Real
                                       Estate Hyperion Mortgage Opportunity Fund,
                                       Inc. and Equitable Real Estate Hyperion
                                       High Yield Commercial Mortgage Fund, Inc.
                                       (since 1995) Formerly Vice Chairman of
                                       Salomon Brothers Inc (until 1987). Age 49.

                                       2

                                                                                                      SHARES OF
                                                                                                    COMMON STOCK
                                                                                                    BENEFICIALLY
                                                                                                   OWNED DIRECTLY
                                                 PRINCIPAL OCCUPATION                             OR INDIRECTLY, ON
          NAME AND OFFICE                      DURING PAST FIVE YEARS,               DIRECTOR       NOVEMBER 30,
           WITH THE FUND                     OTHER DIRECTORSHIPS AND AGE              SINCE           1995(**)
-----------------------------------  --------------------------------------------   ----------    -----------------
Leo M. Walsh, Jr. .................  Director and/or Trustee of several invest-      June 1989            510
  Director, Chairman of the            ment companies advised by Hyperion Capital
    Audit Committee                    Management, Inc. or by its affiliates
                                       (1989-Present). Financial Consultant for
                                       Medco Containment Services Inc.
                                       (1994-Present). Financial Consultant for
                                       Synetic Inc., a manufacturer of porous
                                       plastic materials for health care uses
                                       (1989-1994). Formerly President, WW
                                       Acquisition Corp. (1989-1990); Senior
                                       Executive Vice President and Chief
                                       Operating Officer of The Equitable Life
                                       Assurance Society of the United States
                                       ('The Equitable') (1986-1988); Director of
                                       The Equitable and Chairman of Equitable
                                       Investment Corporation, a holding company
                                       for The Equitable's investment oriented
                                       subsidiaries (1983-1988); Chairman and
                                       Chief Executive Officer of
                                       EQUICOR-Equitable HCA Corporation
                                       (1987-1988). Age 63.

Patricia A. Sloan* ................  Managing Director of Ranieri & Co., Inc.       April 1994            300
  Director, Secretary                  (1988-Present). Secretary, Director and/or
                                       Trustee of several investment companies
                                       advised by Hyperion Capital Management,
                                       Inc. or by its affiliates (1989-Present).
                                       Director of Bank United of Texas FSB
                                       (1988-Present). Formerly Director of the
                                       Financial Institutions Group of Salomon
                                       Brothers Inc (1972-1988). Age 52.

                                       3

                                                                                                      SHARES OF
                                                                                                    COMMON STOCK
                                                                                                    BENEFICIALLY
                                                                                                   OWNED DIRECTLY
                                                 PRINCIPAL OCCUPATION                             OR INDIRECTLY, ON
          NAME AND OFFICE                      DURING PAST FIVE YEARS,               DIRECTOR       NOVEMBER 30,
           WITH THE FUND                     OTHER DIRECTORSHIPS AND AGE              SINCE           1995(**)
-----------------------------------  --------------------------------------------   ----------    -----------------
CLASS I DIRECTORS TO SERVE UNTIL 1997 ANNUAL MEETING OF STOCKHOLDERS:
Garth Marston .....................  Managing Director of M.E. Associates, a        Sept. 1989            425
  Director, Member of the              financial consulting group (1986-Pre-
    Audit Committee                    sent). Director and/or Trustee of several
                                       investment companies advised by Hyperion
                                       Capital Management, Inc. (1989-Present).
                                       Currently a member of the Board of
                                       Managers of the Sun Life Assurance Company
                                       of Canada (U.S.) Formerly Director and
                                       interim Chief Executive Officer of Florida
                                       Federal Savings (1986-1988); Chairman of
                                       the Board and Chief Executive Officer of
                                       The Provident Institution for Savings
                                       (1979-1986); Special Assignment regarding
                                       partially call protected Mortgage-Backed
                                       Securities for Salomon Brothers Inc
                                       (1987). Age 69.

Kenneth C. Weiss* .................  President, Chief Executive Officer and/or      April 1994          2,286
  Director, Senior Vice                Director of Hyperion Capital Management,
    President                          Inc. (February 1992-Present). Chairman of
                                       the Board, Director/Trustee and/or officer
                                       of several investment companies advised by
                                       Hyperion Capital Management, Inc. or by
                                       its affiliates (February 1992-Present).
                                       Director and President of Equitable Real
                                       Estate Hyperion Mortgage Opportunity Fund,
                                       Inc. and Equitable Real Estate Hyperion
                                       High Yield Commercial Mortgage Fund, Inc.
                                       and their Investment Advisers
                                       (1995-Present). Formerly Director of First
                                       Boston Asset Management (1988-February
                                       1992). Director of The First Boston
                                       Corporation (until 1988). Age 44.

                                       4

                                                                                                      SHARES OF
                                                                                                    COMMON STOCK
                                                                                                    BENEFICIALLY
                                                                                                   OWNED DIRECTLY
                                                 PRINCIPAL OCCUPATION                             OR INDIRECTLY, ON
          NAME AND OFFICE                      DURING PAST FIVE YEARS,               DIRECTOR       NOVEMBER 30,
           WITH THE FUND                     OTHER DIRECTORSHIPS AND AGE              SINCE           1995(**)
-----------------------------------  --------------------------------------------   ----------    -----------------
CLASS II DIRECTORS TO SERVE UNTIL 1998 ANNUAL MEETING OF STOCKHOLDERS:
Rodman L. Drake ...................  President, R.L. Drake & Co. Inc. (1993-         July 1989            205
  Director, Member of the              Present). Director and/or Trustee of
    Audit Committee                    several investment companies advised by
                                       Hyperion Capital Management, Inc.
                                       (1989-Present). Consultant to Rockefeller
                                       & Co. Inc. (1990-Present). Co-Chairman of
                                       KMR Power Corporation (1993-Present).
                                       Chairman, Car Rental Systems do Brasil
                                       S.A. (Hertz-Brazil) (1994-Present).
                                       Formerly Managing Director and Chief
                                       Executive Officer of Cresap (1980-1990).
                                       Trustee of Excelsior Funds. Member,
                                       Investment Advisory Board, Argentina
                                       Private Equity Fund Inc. and Garantia L.P.
                                       (Brazil). Director, Parsons Brinkerhoff,
                                       Inc. and Latin American Growth Fund Inc.
                                       Age 53.

Harry E. Petersen, Jr. ............  Director and/or Trustee of several invest-      Oct. 1993            200
  Director, Member of the              ment companies advised by Hyperion Capital
    Audit Committee                    Management, Inc. or by its affiliates
                                       (1992-Present). Director of Equitable Real
                                       Estate Hyperion Mortgage Opportunity Fund,
                                       Inc. and Equitable Real Estate Hyperion
                                       High Yield Commercial Mortgage Fund, Inc.
                                       (1995-Present). Director of Lexington
                                       Corporate Properties, Inc. (1993-Present).
                                       Consultant to Advisers Capital Management,
                                       Inc. (1992-Present). Consultant to Ewing
                                       Capital, Inc. (1993-Present). Formerly
                                       Consultant on public and private pension
                                       funds (1991-1993). Formerly President of
                                       Lepercq Realty Advisors (1988-1990). Age
                                       71.

------------------
 * Interested persons as defined in the Investment Company Act of 1940, as amended (the '1940 Act'), because of affiliations with Hyperion Capital Management, Inc., the Fund's Investment Adviser.
** The holdings of no director or nominee represented more than 1% of the outstanding shares of the Fund.

     OFFICERS OF THE FUND. The officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office at the discretion of the Board of Directors until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. The Board of Directors has elected seven officers of the Fund. Except where dates of service are noted, all officers listed below served as such throughout the 1995 fiscal year. The following sets forth information concerning each officer of the Fund who served during all or part of the last fiscal year of the Fund:

NAME AND
PRINCIPAL OCCUPATION                            OFFICE       AGE  OFFICER SINCE
-----------------------------------------  ----------------  ---  --------------
Lewis S. Ranieri.........................  Chairman          49     June 1989
  Director and Chairman of the Board of
  Hyperion Capital Management, Inc.; see
  information under 'ELECTION OF
  DIRECTORS.'

Kenneth C. Weiss.........................  Senior Vice       44   February 1992
  President and Chief Executive Officer    President
  of Hyperion Capital Management, Inc.;
  See information under 'ELECTION OF
  DIRECTORS.'

Clifford E. Lai..........................  President (since  42     April 1993
  Managing Director and Chief Investment   October 1993)
  Officer, Hyperion Capital Management,
  Inc. (March 1993-Present). President
  and/or Director and Senior Vice
  President of several investment
  companies advised by Hyperion Capital
  Management, Inc. or by its affiliates
  (1993-Present). Managing Director and
  Chief Investment Strategist for Fixed
  Income, First Boston Asset Management
  (1989-1993). Vice President, Morgan
  Stanley & Co. (1987-1989).

Louis C. Lucido..........................  Senior Vice       47     April 1992
  Managing Director and Chief Operating    President
  Officer of Hyperion Capital Management,
  Inc. (February 1992-Present). President
  and/or Director of several investment
  companies advised by Hyperion Capital
  Management, Inc. or by its affiliates
  (1992-Present). Senior Vice President
  and Director, Progressive Capital
  Management Inc. (1991-February 1992).
  Senior Vice President and Manager,
  Donaldson Lufkin & Jenrette
  (1988-1991). Vice President, Smith
  Barney, Harris Upham & Co. Inc.
  (1987-1988). Vice-President, Merrill
  Lynch, Pierce, Fenner & Smith
  (1981-1987).

John N. Dunlevy..........................  Vice President    37     July 1992
  Director, Hyperion Capital Management,
  Inc. (July 1992-Present). Director and
  Portfolio Manager, Teachers Insurance &
  Annuity Association (1988-1992).
  Assistant Vice President, Sumitomo Bank
  Ltd. (1985-1988).

Patricia A. Sloan........................  Secretary         52     July 1989
  Managing Director of Ranieri & Co.,
  Inc. (1988-Present); See information
  under 'ELECTION OF DIRECTORS.'

NAME AND
PRINCIPAL OCCUPATION                            OFFICE       AGE  OFFICER SINCE
-----------------------------------------  ----------------  ---  --------------
Alan M. Mandel...........................  Treasurer         38   February 1993
  Vice President of Hyperion Capital                                (Resigned
  Management, Inc. (1991-1994). Vice                              December 1994)
  President of Mitchell Hutchins Asset
  Management, Inc. (1987-1991). Deloitte
  Haskins & Sells (1985-1987).

Paul Zavattoni...........................  Treasurer         33     March 1995
  Vice President of Hyperion Capital                                (Resigned
  Management, Inc. in 1992; Treasurer                               July 1995)
  (March 1995-July 1995). Formerly
  Assistant Vice President of
  PaineWebber/Mitchell Hutchins Asset
  Management (1988-1992). Fund Supervisor
  with Smith Barney Harris Upham & Co.
  (1985-1988).

Joseph W. Sullivan.......................  Treasurer         39   September 1995
  Vice President of Hyperion Capital
  Management, Inc. (August 1995-Present).
  Treasurer of several investment
  companies advised by Hyperion Capital
  Management, Inc. or by its affiliates
  (September 1995-Present). Formerly,
  Vice President in Merrill Lynch & Co.'s
  Investment Banking Division; Treasurer
  and Chief Financial Officer of several
  Merrill Lynch subsidiaries. Re-
  sponsible for all financial reporting,
  accounting, ministerial and
  administrative services (1990-1995);
  Assistant Vice President of Standard &
  Poor's Debt Rating Group (1988-1990);
  Assistant Vice President and Operations
  Controller of Shearson Lehman Hutton,
  Inc., engaged in the identification,
  analysis and financial administration
  of public and private real estate
  investment programs (1983-1987). A
  Licensed Certified Public Accountant
  since 1981.

     At November 30, 1995, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund. No person, to the knowledge of management, owned beneficially more than 5% of the Fund's outstanding shares at that date. The business address of the Fund and its officers and directors is 520 Madison Avenue, New York, New York 10022.

     INTERESTED PERSONS. Mr. Ranieri serves as a Director and Chairman of the Board of the Adviser and Mr. Weiss serves as a Director, President and Chief Executive Officer of Hyperion Capital Management, Inc. ('Adviser'). Ms. Sloan is a special limited partner of Hyperion Ventures, the sole general partner of Hyperion Partners L.P., of which the Adviser is a wholly-owned subsidiary. As a result of their service with the Adviser and certain affiliations with the Adviser as described below, the Fund considers Messrs. Ranieri and Weiss and Ms. Sloan to be 'interested persons' of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

     COMMITTEES AND BOARD OF DIRECTORS' MEETINGS. The Fund has a standing Audit Committee presently consisting of Messrs. Walsh, Drake, Petersen and Marston,

all of whom are members of the Board of Directors and are currently non-interested persons of the Fund. The principal functions of the Fund's Audit Committee are to recommend to the Board the appointment of the Fund's auditors, to review with the auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. During the last fiscal year of the Fund, the full Board of Directors met six times, and the Audit Committee met one time. All of the directors attended the Audit Committee meeting, and all of the Directors, except Mr. Marston, attended at least 75% of the aggregate of the Board meetings and the Audit Committee meeting. Mr. Marston attended five of the seven meetings. The Fund has no nominating, compensation or similar committees.

     COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS. No remuneration was paid by the Fund to persons who were directors, officers or employees of Hyperion Capital Management, Inc. or any affiliate thereof for their services as directors or officers of the Fund. Each director of the Fund, other than those who are officers or employees of Hyperion Capital Management, Inc. or any affiliate thereof, is entitled to receive a fee of $7,500 per year plus $1,000 for each Board of Directors' meeting attended. Members of the Audit Committee receive $750 for each Audit Committee meeting attended, other than meetings held on days when there is also a directors' meeting.

                         DIRECTORS' COMPENSATION TABLE
                   FOR THE TWELVE MONTH PERIOD ENDED 11/30/95

                                                 TOTAL DIRECTORS'
                                  DIRECTORS'       COMPENSATION
                                 COMPENSATION     FROM THE TRUST
                                   FROM THE        AND THE FUND
                                    TRUST            COMPLEX
                                 ------------    ----------------
Rodman Drake..................     $ 11,500          $ 61,500
Garth Marston.................       11,500            61,500
Harry E. Petersen, Jr. .......       12,500            66,500
Leo M. Walsh, Jr. ............       12,500            66,500
                                 ------------    ----------------
                                   $ 48,000          $256,000
                                 ------------    ----------------
                                 ------------    ----------------

REQUIRED VOTE

     Election of the listed nominees for director requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Fund present or represented by proxy at the Annual Meeting.


                    PROPOSAL 2: RATIFICATION OR REJECTION OF
                       SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund will consider, and it is expected that they will recommend, the selection of Deloitte & Touche LLP as independent auditors of the Fund for the fiscal year ending November 30, 1996 at a meeting scheduled to be held on March 12, 1996. The appointment of accountants is approved annually by the Audit Committee of the Board of Directors and is subsequently submitted to the stockholders for ratification or rejection. The Fund has been advised by Deloitte & Touche LLP that at November 30, 1995 neither that firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of Deloitte & Touche LLP will be at the meeting to answer questions concerning the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

REQUIRED VOTE

     Ratification of the selection of Deloitte & Touche LLP as independent auditors of the Fund requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Fund present or represented by proxy at the Annual Meeting.

                             ADDITIONAL INFORMATION
INVESTMENT ADVISER

     The Fund has engaged Hyperion Capital Management, Inc., the Adviser, to provide professional investment management for the Fund pursuant to an Advisory Agreement dated August 4, 1989. The Adviser is a Delaware corporation which was organized in February 1989. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The business address of the Adviser and its officers and directors is 520 Madison Avenue, New York, New York 10022.

     The Adviser is an indirect, wholly-owned subsidiary of Hyperion Partners L.P., a Delaware limited partnership ('Hyperion Partners'). Hyperion Partners acquired all of the shares of the Adviser held by Hyperion Holdings, Inc. in exchange for a $20,000,000 note on January 15, 1993. The sole general partner of Hyperion Partners is Hyperion Ventures L.P., a Delaware limited partnership ('Hyperion Ventures'). Corporations owned principally by Lewis S. Ranieri, Salvatore A. Ranieri and Scott A. Shay are the general partners of Hyperion Ventures. Lewis S. Ranieri, a former Vice Chairman of Salomon Brothers Inc ('Salomon Brothers'), is the Chairman of the Board of the Adviser and the Fund. Messrs. Salvatore Ranieri and Shay are directors of the Adviser, but have no other positions with either the Adviser or the Fund. Messrs. Salvatore Ranieri and Shay are principally engaged in the management of the affairs of Hyperion Ventures and its affiliated entities. Since January 1, 1990, Patricia A. Sloan, Secretary of the Fund, has been a special limited partner of Hyperion Ventures and since July 1993 she has been a limited partner of Hyperion Partners. Mr. Lai, the President of the Fund, and Messrs. Weiss and Lucido, Senior Vice Presidents of the Fund, are employees of the Adviser, and each may be entitled, in addition to receiving a salary from the Adviser, to receive a bonus based upon a portion of the Adviser's profits, including any profit from a sale of the

Adviser. Mr. Dunlevy, a Vice President of the Fund, and Mr. Sullivan, Treasurer of the Fund, are also employees of the Adviser. The business address of Hyperion Partners and Hyperion Ventures is 50 Charles Lindbergh Boulevard, Suite 500, Uniondale, New York 11553.

     The Adviser provides advisory services to several other registered investment companies and one offshore fund, all of which invest in mortgage-backed securities. Its management includes several individuals with extensive experience in creating, evaluating and investing in Mortgage-Backed Securities, Derivative Mortgage-Backed Securities and Asset-Backed Securities, and in using hedging techniques. Lewis S. Ranieri, Chairman of the Adviser and Chairman of the Fund, was instrumental in the development of the secondary mortgage-backed securities market and the creation and development of secondary markets for conventional mortgage loans, Commercial Mortgage Obligations and other mortgage-related securities. While at Salomon Brothers, Mr. Ranieri directed that firm's activities in the mortgage, real estate and government guaranteed areas. Kenneth C. Weiss, President and Chief Executive Officer of the Adviser and Senior Vice President of the Fund, was a Director of First Boston Asset Management Corporation and was a Director of The First Boston Corporation. Clifford E. Lai, Chief Investment Manager of the Adviser and President of the Fund, was Managing Director and Chief Investment Strategist for Fixed Income for First Boston Asset Management Corporation. Louis C. Lucido, Managing Director and Chief Operating Officer of the Adviser and Senior Vice President of the Fund, was Senior Vice President and Director of Progressive Capital Management.

INVESTMENT ADVISORY AGREEMENT

     On March 7, 1995, the Board of Directors of the Fund, including those persons identified as interested persons and a majority of the directors who are not parties to the Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party (the 'Disinterested Directors'), approved extension of the Advisory Agreement through March 31, 1996. At the time of the Board's approval of the latest extension of the Advisory Agreement, Messrs. Lewis Ranieri, Weiss and Ms. Sloan were interested persons of the Fund. The Advisory Agreement was last submitted to a vote of the Stockholders of the Fund at the first Annual Meeting of the Stockholders of the Fund held on June 5, 1990. At that meeting, the Stockholders approved the continuance of the Advisory Agreement. The Advisory Agreement provides that it will continue from year to year, but only so long as such continuation is specifically approved at least annually by both (1) the vote of a majority of the Board of Directors or the vote of a majority of the outstanding voting securities of the Fund (as provided in the 1940 Act) and (2) by the vote of a majority of the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without the payment of any penalty, upon the vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Fund or by the Adviser, on 60 days' written notice by either party to the other. The Advisory Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder). The Board of Directors will consider continuance of the Advisory Agreement until March 31, 1997 at a meeting scheduled for March 12, 1996.


     Pursuant to the Advisory Agreement, the Fund has retained the Adviser to manage the investment of the Fund's assets and to provide, with the assistance of the Sub-Adviser, Pacholder Associates, Inc., such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as may be necessary for the operations of the Fund.

     The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement, and will pay all salaries of the Fund's directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services which is equal to .65% per annum of the Fund's average weekly net assets, which, for purposes of determining the Adviser's fee, shall be the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the Common Shares. Investment advisory fees paid by the Fund to the Adviser during the last fiscal year of the Fund amounted to $1,612,199, of which $140,080 was paid by the Adviser to the Sub-Adviser.

SUB-INVESTMENT ADVISER

     Hyperion Capital Management, Inc., the Investment Adviser, has engaged Pacholder Associates, Inc., the Sub-Adviser, to provide sub-investment advisory services for investments in higher yielding, lower rated, or unrated fixed income securities of U.S. corporations ('High Yield Securities'). The Sub-Adviser, a registered investment adviser, is an Ohio corporation organized in December, 1983. The business address of the Sub-Adviser and its officers and directors is 8044 Montgomery Road, Suite 382, Cincinnati, Ohio 45236.

     All investment decisions undertaken by the Sub-Adviser on behalf of the Fund will be approved by three of its four investment executives, Dr. Asher O. Pacholder, William J. Morgan, James P. Shanahan, Jr., and Anthony L. Longi, Jr. Dr. Pacholder, Chairman and Chief Executive Officer of the Sub-Adviser, has had 22 years of experience in the investment field. Prior to founding Pacholder Associates, Inc. in 1983, Dr. Pacholder was Vice President and Chief Investment Officer of the Union Central Life Insurance Company, where he was responsible for the management of a $1,600,000,000 investment portfolio, including High Yield Securities. William J. Morgan, also a founder of the Sub-Adviser, is the President of the Sub-Adviser and is responsible for management of the research staff and securities trading. Prior to 1984, Mr. Morgan was an investment analyst for the Union Central Life Insurance Company, where he was engaged in the research coverage of a wide variety of securities, including High Yield Securities. James P. Shanahan, Jr., Executive Vice President and General Counsel of the Sub-Adviser, is responsible for legal and investment analysis, particularly in the areas of restructuring and bankruptcy proceedings. Prior to joining the Sub-Adviser in 1986, he was engaged in the private practice of law. Anthony L. Longi, Jr., Executive Vice President and Fixed Income Portfolio Manager of the Sub-Adviser, and has been employed by Pacholder Associates since 1987. Messrs. Pacholder,

Morgan and Shanahan own equity interests in the Sub-Adviser and Messrs. Pacholder and Morgan serve on its Board of Directors. Dr. Pacholder owns more than 50.1% of the issued and outstanding equity interests in the Sub-Adviser. Mr. Morgan owns greater than 10% of the issued and outstanding equity interests in the Sub-Adviser. USF&G Investment Management Group, Inc. owns greater than 10% of the issued and outstanding equity interests of the Sub-Adviser. The address of USF&G Investment Management Group, Inc. is 100 Light Street, Baltimore, Maryland 21203. No officer, director or employee of the Sub-Adviser is an officer, director or nominee for election as a director of the Fund.

     Although the Sub-Adviser will make all decisions with respect to the Fund's investments in High Yield Securities on behalf of the Adviser, the amount of the Fund's assets allocated to these investments will be determined by the Adviser.

SUB-ADVISORY AGREEMENT

     On March 7, 1995 the Board of Directors of the Fund, including a majority of the Disinterested Directors, approved extension of the Sub-Advisory Agreement through March 31, 1996. No director of the Fund owned any securities of, or had any other material direct or indirect interest, in the Sub-Adviser or any person controlling, controlled by or under common control with the Sub-Adviser on the date of the Disinterested Directors' approval of the extension of the Sub-Advisory Agreement. The Sub-Advisory Agreement was last submitted to a vote of the Stockholders of the Fund at the first Annual Meeting of the Stockholders of the Fund held on June 5, 1990. At that meeting the Stockholders approved the Sub-Advisory Agreement, which contains the same provisions with respect to continuation and termination as does the Advisory Agreement, except that the Sub-Advisory Agreement may not be assigned without the consent of the other party thereto. The Board of Directors will consider continuance of the Sub-Advisory Agreement until March 31, 1997 at a meeting scheduled for March 12, 1996.

     The Sub-Advisory Agreement provides, among other things, that the Sub-Adviser will bear all expenses of its employees and overhead incurred in connection with its duties under the Sub-Advisory Agreement. The Sub-Advisory Agreement provides that the Adviser shall pay to the Sub-Adviser a monthly fee for the Sub-Adviser's services which is equal to .35% per annum of the portion of the Fund's average weekly net assets that is invested in High Yield Securities (which shall be equal to the average weekly value of the total assets invested in High Yield Securities, minus the sum of accrued liabilities (including accrued expenses) directly related thereto and a pro rata percentage of any declared but unpaid dividends on the Common Shares and a pro rata percentage of accrued liabilities related to the Fund in general). The Adviser has paid and intends to continue to pay the Sub-Adviser's fee out of the fee that the Adviser will receive from the Fund. Investment advisory fees paid by the Adviser to the Sub-Adviser during the last fiscal year of the Fund amounted to $140,080.

INVESTMENT COMPANIES MANAGED BY HYPERION CAPITAL MANAGEMENT, INC.

     In addition to acting as adviser to the Fund, Hyperion Capital Management, Inc. acts as investment adviser to the following other investment companies at the indicated annual compensation.

                                                                                   APPROXIMATE NET
                                                                                      ASSETS AT
                                                                                    NOVEMBER 30,
NAME OF FUND                                 INVESTMENT ADVISORY FEE                    1995
-------------------------------   ----------------------------------------------   ---------------
                                                                                    (IN MILLIONS)
Hyperion 1997 Term Trust, Inc.    0.50% of the Trust's average weekly net assets       $ 479.7
Hyperion 1999 Term Trust, Inc.    0.50% of the Trust's average weekly net assets         480.1
Hyperion 2002 Term Trust, Inc.    0.50% of the Trust's average weekly net assets         311.0
Hyperion 2005 Investment Grade
  Opportunity Term Trust, Inc.    0.65% of the Trust's average weekly net assets         197.1

BROKERAGE COMMISSIONS

     Because it buys its portfolio securities in dealer markets, the Fund did not pay any brokerage commissions on its securities purchases during its last fiscal year. The Fund paid an aggregate of $36,676 in futures commissions during the last fiscal year, all of which were paid to entities that are not affiliated with the Fund or the Adviser.

     The Adviser and the Sub-Adviser have discretion to select brokers and dealers to execute portfolio transactions initiated by the Adviser and the Sub-Adviser and to select the markets in which such transactions are to be executed. The Advisory Agreement and the Sub-Advisory Agreement provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Adviser and the Sub-Adviser is to seek the best combination of net price and execution for the Fund. It is expected that securities will ordinarily be purchased in primary markets, and that in assessing the best net price and execution available to the Fund, the Adviser and the Sub-Adviser will consider all factors they deem relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operation facilities and the firm's risk in positioning the securities involved. Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

     In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Adviser and the Sub-Adviser are authorized to consider 'brokerage and research services' (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934). The Adviser and the Sub-Adviser are also authorized to cause the Fund to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser and the Sub-Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser or the Sub-Adviser exercise investment discretion. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser and the Sub-Adviser in servicing all of the accounts for which investment discretion is exercised by the Adviser or the Sub-Adviser, and not all such services may be used by the Adviser or the Sub-Adviser in connection with the Fund.

COMPLIANCE WITH SECTION 16 REPORTING REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors and persons who own more than ten percent of a registered class of the Fund's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by the Fund and written representations from certain reporting persons that all applicable filing requirements for such persons had been complied with, the Fund believes that, during the fiscal year ending November 30, 1995, all filing requirements applicable to the Fund's officers, directors, and greater than ten-percent beneficial owners were complied with.

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 1997 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than October 4, 1996.

                         EXPENSES OF PROXY SOLICITATION

     The cost of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. In addition to the use of the mails, proxies may be solicited personally by regular employees of the Fund, Hyperion Capital Management, Inc., Princeton Administrators, Inc. or Shareholder Communications Corp., paid solicitors for the Fund, or by telephone or telegraph. The anticipated cost of solicitation by the paid solicitors will be nominal. The Fund's agreement with Shareholder Communications Corp. provides that such paid solicitors will perform a broker search and deliver proxies in return for the payment of their fee plus the expenses associated with this proxy solicitation. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

January 29, 1996

                     THE HYPERION TOTAL RETURN FUND, INC.

                  Proxy Solicited on Behalf of the Directors.

The undersigned hereby appoints LEWIS S. RANIERI, KENNETH C. WEISS, CLIFFORD E. LAI, JOSEPH W. SULLIVAN and PATRICIA A. SLOAN, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of The Hyperion Total Return Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at The Drake Hotel, 440 Park Avenue at 56th Street, New York, New York 10022, on Tuesday, April 16, 1996 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power of authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This Proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this Proxy will be voted FOR election of the nominees as Directors in Proposal 1 and FOR Proposal 2. Please refer to the Proxy Statement for a discussion of the Proposals.

       PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give full title.

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

______________________________________    ______________________________________

______________________________________    ______________________________________

______________________________________    ______________________________________

/x/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

1) Election of Directors:                                         With-  For All
                                                             For  hold   Except
   Class III                                                 / /   / /     / /
     Lewis S. Ranieri, Leo M. Walsh, Jr., Patricia A. Sloan

   If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee.

2) Ratification or rejection of the selection of           For  Against  Abstain
   independent auditors (a vote "FOR" is a vote for        / /    / /      / /
   ratification).

I plan to attend the Annual Meeting of Stockholders on       Yes   No
April 16, 1996.                                              / /  / /

Mark box at right if comments or address change have been
noted on the reverse side of this card.                           / /

RECORD DATE SHARES:

Please be sure to sign and date this Proxy.

Date ________________________

________________________________________________________________________________
    Signature(s), (Title(s), if applicable)